UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2010

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136424	90-0416683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7400 Paseo Padre Parkway Fremont, CA 94555		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Stockholders of WaferGen Bio-systems, Inc. (the “Company,” “we,” “us” or “our”) held on September 16, 2010, the Company’s stockholders approved an amendment to the WaferGen Bio-systems, Inc. 2008 Stock Incentive Plan (the “2008 Plan”), which the Company’s stockholders originally adopted on June 5, 2008 and amended on December 4, 2009.

The amendment adds an additional 3,000,000 shares of our common stock to the 2008 Plan, for a total of 6,500,000 shares of our common stock available for issuance under the 2008 Plan. Notwithstanding the foregoing, no more than 3,250,000 shares of our common stock may be granted pursuant to awards restricted stock and restricted stock units. The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock dividend or other extraordinary dividend, or other similar change in our common stock or our capital structure.

A general description of the principal terms of the 2008 Plan as amended is set forth under the Caption “Proposal 2” in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on August 18, 2010, and is incorporated herein by reference. This description is qualified in its entirety by the terms of the 2008 Plan, as amended, a copy of which is filed as an exhibit with this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the election of seven directors to the Board of Directors, a proposal to approve an amendment the WaferGen Bio-system, Inc. 2008 Equity Incentive Plan and a proposal to ratify Rowbotham & Company LLP as the independent auditors for the fiscal year ending December 31, 2010 were the only matters submitted to a vote.

The following table sets forth the results of voting for the election of the Board of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alnoor Shivji	13,651,433	41,565	7,385,219
Robert Coradini	13,651,433	41,565	7,385,219
Robert H. Hariri	13,651,433	41,565	7,385,219
R. Dean Hautamaki	13,316,943	376,065	7,385,219
Mokoto Kaneshiro	13,325,943	367,065	7,385,219
Joel Kanter	13,316,943	376,065	7,385,219
Nadine C. Smith	13,316,943	376,065	7,385,219

The following results represent the votes cast for the amendment to the WaferGen Bio-systems, Inc. 2008 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,081,123	603,285	8,600	7,385,219

The following results represent the vote cast for ratification of Rowbotham & Company LLP as the independent auditors for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstentions
20,688,414	220,080	169,733

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description

	10.1	WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: September 22, 2010	By:	/s/ Alnoor Shivji
Alnoor Shivji
Chairman, President and Chief Executive Officer

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